UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

August 21, 2014

Date of Report (Date of earliest event reported)

MTR Gaming Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-20508	84-1103135
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

State Route 2 South, P.O. Box 356, Chester, West Virginia	26034
(Address of principal executive offices)	(Zip Code)

(304) 387-8000
Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01                                           Regulation FD Disclosure.

On August 21, 2014, Eldorado HoldCo LLC issued a press release announcing its unaudited financial results for the three and six months ended June 30, 2014.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1                        Earnings press release, dated August 21, 2014, of Eldorado HoldCo LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MTR GAMING GROUP, INC.

Dated: August 21, 2014
	By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Earnings press release, dated August 21, 2014, of Eldorado HoldCo LLC.